Significant Accounting Judgments, Estimates, and Assumptions	9 Months Ended
Jul. 31, 2021
Significant Accounting Judgments Estimates And Assumptions
Significant Accounting Judgments, Estimates, and Assumptions

NOTE 3:  Significant Accounting Judgments, Estimates, and Assumptions

The estimates used in the Bank’s accounting policies are essential for understanding the results of its operations and financial condition. Some of the Bank’s policies require subjective, complex judgments and estimates as they relate to matters that are inherently uncertain. Changes in these judgments or estimates and changes to accounting standards and policies could have a materially adverse impact on the Bank’s Interim Consolidated Financial Statements. The Bank has established procedures to ensure that accounting policies are applied consistently and that the processes for changing methodologies, determining estimates, and adopting new accounting standards are well-controlled and occur in an appropriate and systematic manner. Refer to Note 3 of the Bank’s 2020 Annual Consolidated Financial Statements for a description of significant accounting judgments, estimates, and assumptions.

Impairment – Expected Credit Loss Model

The expected credit loss (ECL) model requires the application of estimates and judgment in the assessment of the current and forward-looking economic environment. As a result of COVID-19, there is a higher degree of uncertainty in determining reasonable and supportable forward-looking information used in assessing significant increase in credit risk and measuring ECLs. The Bank introduced relief programs in the second quarter of 2020 that allowed borrowers to temporarily defer payments of principal and/or interest on their loans and is supporting various government assistance programs which reduce the Bank’s exposure to expected losses. Under these retail and non-retail programs and notwithstanding any other changes in credit risk, opting into a payment deferral program does not in and of itself trigger a significant increase in credit risk since initial recognition (which would result in stage migration) and does not result in additional days past due. Since the second quarter of 2020, macroeconomic variables for the downside scenario were based on plausible scenario analyses of COVID-19 impacts, given the lack of comparable historical data for a shock of this nature. Starting in the first quarter of 2021, the upside scenario was based on

TD BANK GROUP • THIRD QUARTER 2021 • REPORT TO SHAREHOLDERS	Page 55

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plausible scenario analyses of a more rapid recovery from the COVID-19 shock. Refer to Note 6 for additional details on the macroeconomic variables used in the forward-looking macroeconomic forecasts.

Management exercises expert credit judgment in assessing if an exposure has experienced significant increase in credit risk since initial recognition and in determining the amount of ECLs at each reporting date, by considering reasonable and supportable information that is not already included in the quantitative models. The current environment is subject to rapid change and to the extent that certain effects of COVID-19 are not fully incorporated into the model calculations, increased temporary quantitative and qualitative adjustments have been applied. This includes borrower credit scores, industry and geography specific COVID-19 impacts, payment support initiatives introduced by the Bank and governments, and the persistence of the economic shutdown, the effects of which are not yet fully reflected in the quantitative models. The Bank has performed certain additional qualitative portfolio and loan level assessments of significant increase in credit risk.